UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2012 (February 9, 2012)

GeoEye, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-33015	20-2759725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2325 Dulles Corner Boulevard

Herndon, Virginia 20171

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 480-7500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 9, 2012, GeoEye, Inc. (the “Company”) entered into a second amendment (the “Amendment”) of its Rights Agreement, dated as of June 8, 2011 and amended as of December 9, 2011, between the Company and Computershare Shareowner Services, LLC (f/k/a Mellon Investor Services LLC), as rights agent (as amended, the “Rights Agreement”). The Amendment increases to 30% (from 25%) the percentage of the Company’s outstanding common stock that a person or group of affiliated or associated persons may beneficially own before becoming an Acquiring Person, as defined in the Rights Agreement. The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 4.1 hereto and is incorporated by reference herein.

In connection with the Amendment, on February 9, 2012, the Company entered into a standstill letter agreement (the “Standstill Agreement”) with Cerberus Capital Management, L.P. (“Cerberus”). Under the Standstill Agreement, Cerberus and its affiliates (collectively, the “Cerberus Parties”) have agreed, subject to certain exceptions, not to take certain actions with respect to the Company during the Standstill Period (as defined below), including, among other things, not to effect or seek to effect any acquisition by the Cerberus Parties of beneficial ownership of any securities, assets or businesses of the Company or any of its subsidiaries if, upon such acquisition, the aggregate beneficial ownership of the Cerberus Parties would exceed 29.99% of the number of common shares of the Company that are then outstanding, including the shares of the Company’s Series A Convertible Preferred Stock, on an as converted basis.

The Standstill Period is defined in the Standstill Agreement to mean the period beginning on the date of the Standstill Agreement and ending on the earliest of certain specified events or June 30, 2013. The foregoing summary of the Standstill Agreement is qualified in its entirety by reference to the full text of the Standstill Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 3.03	Material Modification to Rights of Security Holders.

On February 9, 2012, the Company amended its Rights Agreement. The information in the first paragraph under Item 1.01 of this report is incorporated by reference into this Item 3.03.

Item 9.01	Financial Statements and Exhibits.

4.1	Rights Agreement Second Amendment, dated as of February 9, 2012, between GeoEye, Inc. and Computershare Shareowner Services, LLC (f/k/a Mellon Investor Services LLC).

10.1	Standstill Agreement, dated as of February 9, 2012, by and between the Company and Cerberus Capital Management, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeoEye, Inc.

Date: February 13, 2012	/s/ William L. Warren
William L. Warren
Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

4.1	Rights Agreement Second Amendment, dated as of February 9, 2012, between GeoEye, Inc. and Computershare Shareowner Services, LLC (f/k/a Mellon Investor Services LLC).

10.1	Standstill Agreement, dated as of February 9, 2012, by and between the Company and Cerberus Capital Management, L.P.